UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2022

GROWTH CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, 16th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-895-3500

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Units, each consisting of one share of Class A common stock and one-half of one Redeemable Warrant	GCACU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	GCAC	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	GCACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously announced on December 29, 2021, Cepton Technologies, Inc., a Delaware corporation (“Cepton”) canceled its in-person participation at the upcoming Consumer Electronics Show (“CES”) from January 5, 2022 to January 8, 2022 due to the rise in COVID-19 cases across the United States. Cepton is scheduled to attend virtual investors meetings at CES from January 5, 2022 to January 7, 2022, and has prepared presentation materials that Cepton intends to use in this regard. A copy of the presentation materials to be used is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibit referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Forward-Looking Statements

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about Cepton and Growth Capital Acquisition Corp., a Delaware corporation (“GCAC”) and the transactions contemplated by the proposed business combination, and the parties’ perspectives and expectations, are forward-looking statements. Such forward-looking statements, including expectations regarding the availability of Advances under the Loan Agreement, reflect Cepton’s or GCAC’s current expectations or beliefs concerning future events and actual events may differ materially from current expectations. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “designed to” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Any such forward-looking statements are subject to various risks and uncertainties, including the inability of the parties to successfully or timely consummate the proposed business combination, and the risk that the transaction is subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or the Loan Agreement. If any of these risks materialize or any of GCAC’s or Cepton’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Cepton and GCAC do not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should carefully consider the risk factors and uncertainties described in “Risk Factors,” “GCAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cepton’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Forward-Looking Statements” and the additional risks described in the Registration Statement on Form S-4 (as may be further amended, the “Registration Statement”) filed by GCAC with the Securities and Exchange Commission (the “SEC”) on September 8, 2021, and other documents filed by Cepton and GCAC from time to time with the SEC. Further, since the Registration Statement has not been declared effective by the SEC, the final proxy statement/consent solicitation statement/prospectus forming a part of the Registration Statement may contain additional risks, which may be material.

Additional Information and Where to Find It

GCAC has filed with the SEC the Registration Statement, which contains information about the proposed transaction and the respective businesses of Cepton and GCAC. GCAC will mail a final prospectus and definitive proxy statement and other relevant documents after the SEC completes its review. GCAC stockholders are urged to read the preliminary prospectus and proxy statement and any amendments thereto and the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents will contain important information about GCAC, Cepton and the proposed transaction. The final prospectus and definitive proxy statement will be mailed to stockholders of GCAC as of a record date to be established for voting on the proposed transaction. Stockholders of GCAC will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about GCAC, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and GCAC’s other filings with the SEC can also be obtained, without charge, by directing a request to: Growth Capital Acquisition Corp., 300 Park Avenue, 16th Floor, New York, NY 10022. Additionally, all documents filed with the SEC can be found on GCAC’s website, www.gcaccorp.com.

 Participants in the Solicitation

Cepton and GCAC and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed business combination. GCAC stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of GCAC in the Registration Statement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from GCAC’s stockholders in connection with the proposed business combination will be included in the definitive proxy statement/prospectus that GCAC intends to file with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWTH CAPITAL ACQUISITION CORP.

	By:	/s/ George Syllantavos
		Name:	George Syllantavos
		Title:	Co-Chief Executive Officer

Dated: January 5, 2022

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